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                                                                    EXHIBIT 99.1

                                 CERTIFICATION
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES
                                     CODE)

    Pursuant to section 906 of the Sarbanes-Oxley Act of 2002, (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States
Code) (the "Sarbanes-Oxley Act"), the undersigned officer of Liberty
Satellite & Technology, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

    The Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company as of March 31, 2003 and December 31, 2002, and for the three months ended March 31, 2003 and 2002.

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Dated: May 15, 2003                                       /s/ KENNETH G. CARROLL
                                                          --------------------------------------------
                                                          Kenneth G. Carroll
                                                          President and Chief Financial Officer
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    The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act and is not being filed as part of the
Form 10-Q or as a separate disclosure document. A signed original of this written statement required by section 906 of the Sarbanes-Oxley Act has been provided to the Company and will be retained by the Company and furnished to the
Securities and Exchange Commission or its staff upon request.